UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2021

SUNWORKS, INC.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-36868	01-0592299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2270 Douglas Blvd, Suite #216 Roseville, CA	95661
(Address of Principal Executive Offices)	(Zip Code)

(916) 409-6900

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001	SUNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2021 Annual Meeting of Stockholders of Sunworks, Inc. (the “Company”) was held on June 16, 2021 (the “Annual Meeting”). As of April 30, 2021, the record date for the Annual Meeting (the “Record Date”), the Company had outstanding 27,047,744 shares of common stock. At the Annual Meeting, 14,821,190 shares of common stock were present virtually or represented by proxy. Each share of common stock outstanding on the Record Date was entitled to one vote on each proposal presented at the Annual Meeting.

Following is a brief description of, and the final results of the voting on, each of the proposals voted upon at the Annual Meeting. The proposals are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on May 6, 2021 and its Definitive Additional Materials filed on June 3, 2021.

Proposal 1 – Election of Directors

The first proposal voted upon at the Annual Meeting was the election of five directors to serve until the 2022 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

At the Annual Meeting, the directors were elected by the following votes:

Name of Director	For	Withheld	Broker Non-Votes
Gaylon Morris	5,059,598	113,952	9,647,640
Daniel Gross	5,041,249	132,301	9,647,640
Rhone Resch	5,061,764	111,786	9,647,640
Judith Hall	2,610,802	2,562,748	9,647,640
Stanley Speer	4,843,625	329,925	9,647,640

Proposal 2 – Approval of an amendment to the Sunworks, Inc. 2016 Equity Incentive Plan (the “2016 Plan”) to increase the number of shares of the Company’s common stock reserved under the 2016 Plan.

The second proposal voted upon at the Annual Meeting was the approval of amendment to the 2016 Plan to increase the number of shares of the Company’s common stock reserved under the 2016 Plan by 1,500,000 shares, or from 542,858 shares to 2,042,858 shares.

At the Annual Meeting, the proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
4,733,698	397,735	42,117	9,647,640

Proposal 3 – Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

The third proposal voted upon at the Annual Meeting was the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

At the Annual Meeting, the proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
4,607,840	511,717	53,993	9,647,640

Proposal 4 – Approval, on a non-binding, advisory basis, of the frequency of future stockholder advisory votes to approve the compensation of the Company’s named executive officers.

The fourth proposal voted upon at the Annual Meeting was the approval, on a non-binding, advisory basis, of the frequency of future stockholder advisory votes to approve the compensation of the Company’s named executive officers.

At the Annual Meeting, a frequency of “THREE YEARS” was approved by the following vote:

Three Years	Two Years	One Year	Abstain	Broker Non-Votes
4,173,775	103,366	758,670	137,739	9,647,640

Proposal 5 – Ratification of Appointment of Independent Registered Public Accounting Firm

The fifth proposal voted upon at the Annual Meeting was the ratification of the appointment of KMJ Corbin & Company LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

At the Annual Meeting, the proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
14,586,440	114,439	120,311	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNWORKS, INC.

Date: June 22, 2021	By:	/s/ Paul McDonnel
Paul C. McDonnel
Interim Chief Financial Officer